Brown Capital Management Mid-Cap Fund

Summary Prospectus | July 29, 2014 Institutional Shares (BCMIX) CUSIP Number 115291783

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.browncapital.com. You can also get this information at no cost by calling 1-877-892-4BCM (1-877-892-4226) or by sending an e-mail request to information@browncapital.com. The Fund’s Prospectus and Statement of Additional Information dated July 29, 2014 are incorporated by reference into this Summary Prospectus.

Investment Objective.  The Mid-Cap Fund seeks long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund.  These tables describe the fees and expenses that you may pay if you buy and hold shares of the Mid-Cap Fund.

Shareholder Fees
(fees paid directly from your investment)	Institutional Shares
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price) Redemption Fee (as a percentage of amount redeemed)	None None

Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.27%
Total Annual Fund Operating Expenses[1]	1.02%
Fee Waivers and/or Expense Reimbursements[2]	(0.12%)
Total Annual Fund Operating Expenses After
Waivers and/or Expense Reimbursements[1,2]	0.90%

1.
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2.
Brown Capital Management, LLC, (the “Advisor”) has entered into an Expense Limitation Agreement with the Mid-Cap Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Mid-Cap Fund and to assume other expenses of the Mid-Cap Fund, if necessary, in an amount that limits the Mid-Cap Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Mid-Cap Fund’s business, and amounts, if any, payable under a Rule

12b-1 distribution plan) to not more than 0.90% until July 31, 2015. The Expense Limitation Agreement may not be terminated by either party prior to that date. Subject to certain conditions such as Fund asset levels being at certain thresholds and operating expenses for the Mid-Cap Fund being less than the operating expense limit for the Mid-Cap Fund, the Mid-Cap Fund may at a later date reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement. Reimbursement for fees previously waived are subject to approval by the Board of Trustees (“Board”) of Brown Capital Management Mutual Funds (the “Trust”) and are only applicable to fees waived or limited and other expenses assumed by the Advisor in the prior three (3) fiscal years.

Example.  This example is intended to help you compare the cost of investing in the Mid-Cap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Mid-Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Mid-Cap Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$92	$313	$551	$1,236

Portfolio Turnover.  The Mid-Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Mid-Cap Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Mid-Cap Fund’s performance. During the most recent fiscal year, the Mid-Cap Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies.

The Mid-Cap Fund seeks to achieve its investment objective by investing at least 80% of its total assets in a portfolio of equity securities of companies whose market capitalizations qualify them to be considered as “mid-cap” companies. The Mid-Cap Fund typically invests in common stocks. The Advisor considers a company to be a “mid-cap” company if it has, at the time of purchase by the Mid-Cap Fund, a market capitalization within the range of market values of issuers included in the Russell Midcap® Growth Index. On June 30, 2014, the market value of companies in the Russell Midcap® Growth Index ranged from approximately $1.63 billion to approximately $29.87 billion. The Mid-Cap Fund typically holds a portfolio of between 40 to 60 securities which the Advisor believes have the potential for growth.

The Advisor’s Philosophy

The Advisor believes that a sustained commitment to a portfolio of exceptional companies will, over time, generate attractive long-term returns. The Advisor believes exceptional companies save time, lives, money and headaches and provide an exceptional value proposition to consumers. The Advisor views these differentiated organizations as having the wherewithal to provide unique solutions that include, but are not limited to, the utilization of innovative technology and insight to help address or redefine the challenges faced by institutions or consumers. These companies often retain a long-term growth plan, durable revenue growth, defensible market presence and profitability to fuel and sustain earnings per share growth. While investing in exceptional growth companies is paramount, the Advisor believes in being disciplined and deliberate about what it is willing to pay for growth opportunities and doing so in a benchmark agnostic manner (meaning that the Advisor selects companies without consideration of benchmarks by which the Fund is measured). Because the Mid-Cap Fund is managed in a benchmark agnostic manner, an unintended consequence is that the Fund may have sector exposure.

The Advisor’s Investment Approach

The Advisor believes an investment program establishes the processes necessary to identify, research and construct a portfolio. As a benchmark agnostic manager, the Advisor sources ideas from many places. The Advisor’s investment professionals retain dual duties, managing the portfolio as a team and serving as generalists in their analytical role. They discuss prospective portfolio candidates with the other team members before conducting in-depth research. The Advisor believes a company’s prospective growth may be revealed through in-depth fundamental research that, when applied over a three to five year evaluation horizon, and implemented with a benchmark agnostic framework, has the potential to generate attractive long-term returns.

Therefore, the foundation of the Advisor’s investment process is fundamental analysis. Valuation analysis is also part of the Advisor’s investment process.

The Advisor constructs the Mid-Cap Fund’s portfolio to generally be fully invested with no more than 5% in cash. The Advisor believes a diversified portfolio of 40-60 companies and their research efforts may, collectively, reduce portfolio risk.

The Advisor generally expects to hold securities for the long term. The Advisor typically sells securities from the Mid-Cap Fund’s portfolio when the investment thesis driving the purchase of the company changes, the Advisor has a better investment idea, and/or its valuation no longer meets expectations.

Principal Risks of Investing in the Fund. An investment in the Mid-Cap Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Mid-Cap Fund will be successful in meeting its investment objective. Generally, the Mid-Cap Fund will be subject to the following risks:

•
Market Risk:   Market risk refers to the possibility that the value of equity securities held by the Mid-Cap Fund may decline due to daily fluctuations in the securities markets. Movements in the stock market may adversely affect the specific securities held by the Mid-Cap Fund on a daily basis, and, as result, such movements may negatively affect the Mid-Cap Fund’s net asset value.

•	Investment Style Risk: The performance of the Mid-Cap Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

•	Investment Advisor Risk: The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Mid-Cap Fund to achieve its investment objectives.

•
Market Sector Risk:   The percentage of the Mid-Cap Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market.

•
Equity Securities Risk:  To the extent that the majority of the Mid-Cap Fund’s portfolio consists of common stocks, it is expected that the Mid-Cap Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

•
Mid-Cap Companies Risk:  Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies. Although investing in securities of medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. The earnings and prospects of smaller companies are more volatile than larger companies, and smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make prices fall more in response to selling pressure than is the case with larger companies. Smaller companies may also have limited markets, product lines, or financial resources, and may lack management experience.

Performance Information.  The bar chart and table shown below provide an indication of the risks of investing in the Institutional Shares of the Mid-Cap Fund by showing changes in the Mid-Cap Fund’s performance from year to year and by showing how the Mid-Cap Fund’s average annual total returns compare to that of two broad-based securities market indexes. The Mid-Cap Fund’s past performance (before and after taxes) is not necessarily an indication of how the Mid-Cap Fund will perform in the future. Updated information on the Mid-Cap Fund’s results can be obtained by visiting: http://www.browncapital.com/mid-funds-overview-institutional.html.

Year-to-date return as of the most recent quarter ended June 30, 2014 was 6.10%.

Quarterly Returns During This Time Period
Highest return for a quarter	13.62%	Quarter ended March 31, 2012
Lowest return for a quarter	-8.96%	Quarter ended June 30, 2012

Average Annual Total Returns Periods ended December 31, 2013	Past 1 Year	Since Inception (12/15/2011)
Mid-Cap Fund (Institutional Shares) Before taxes After taxes on distributions After taxes on distributions and sale of shares	28.21% 28.21% 15.96%	21.49% 21.33% 16.80%
S&P MidCap 400® Index (reflects no deduction for fees, expenses, or taxes)	33.50%	27.18%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	35.74%	26.97%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

Management.

Investment Advisor.  Brown Capital Management, LLC is the Mid-Cap Fund’s Investment Advisor.

Portfolio Managers.  The Mid-Cap Fund is team-managed by Eddie C. Brown (Chairman, CEO and Founder of the Advisor), Walton D. Pearson (Managing Director and Senior Portfolio Manager of the Advisor), and Daman C. Blakeney (Managing Director/Senior Portfolio Manager of the Advisor). Mr. Brown has served as portfolio manager for the Mid-Cap Fund since its inception in 2002; Mr. Pearson has served as portfolio manager since 2005; and Mr. Blakeney has served as portfolio manager since 2009.

Purchase and Sale of Fund Shares.  The Fund’s minimum initial investment is $500,000 for Institutional Shares. The Fund’s minimum subsequent investment is $500 ($100 under an automatic investment plan).

Purchase and redemption orders by mail should be sent to the Brown Capital Management Mutual Funds, specifying Fund name and share class, c/o ALPS Fund Services, Inc., P.O. Box 1466, Denver, Colorado 80201. Redemption orders by facsimile should be transmitted to 1-866-205-1499. Please call the Fund at 1-877-892-4BCM (1-877-892-4226) to conduct telephone transactions or to receive wire instructions for bank wire orders. The Fund has also authorized certain broker-dealers to accept purchase or redemption orders on its behalf. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax deferred arrangement (in such arrangement taxes will be deferred until a later time), such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.